BLACKROCK DEVELOPING CAPITAL MARKETS FUND INC.

Supplement Dated April 9, 2007
to the Prospectus dated October 2, 2006

The following changes are made to the Prospectus of BlackRock
 Developing Capital Markets Fund, Inc. (the "Fund"):

The section in the prospectus captioned "How the Fund Invests - About the Portfolio Manager" on page 9 is amended as follows:

The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals that consists of William Landers, Alain Bourrier and Plamen Monovski.

In addition, in the section captioned "Management of the Fund - BlackRock Advisors, LLC" the discussion of the portfolio managers beginning on page 39 is deleted in its entirety and replaced with the following:

The Fund is managed by members of the Developing Capital Markets group of the Global Equities team, a team of investment professionals who participate in the team's research process and stock selection. The senior investment professionals in this group are William Landers, Alain Bourrier and Plamen Monovski. Messrs. Landers, Bourrier and Monovski are jointly responsible for the day-to-day management of the Fund's portfolio and the selection of the Fund's investments.
 Mr. Landers is a Managing Director of and portfolio manager with BlackRock and has been a member of the Fund's portfolio management team since 2002. Prior to joining BlackRock in 2006, he was a Director of Merrill Lynch Investment Managers, L.P.
("MLIM") from 2004 to 2006, a Vice President thereof from 2002 to 2004, and a portfolio manager therewith from 2001 to 2006. Mr. Landers was a research analyst at Credit Suisse
 First Boston from 1999 to 2001. Mr. Bourrier is a Director of and portfolio manager with BlackRock and has been a member of the Fund's portfolio management team since 2004. Prior to
 joining BlackRock in 2006, he was a Director of and portfolio manager with MLIM. He has been a member of the Developing Capital
 Markets group since 1998. Mr. Monovski, CFA is a Director of and portfolio manager with BlackRock and has been a member of the Fund's portfolio management team since 2004. Prior to joining BlackRock in 2006, he was a Director of and a portfolio manager with MLIM. He has been a member of the Developing Capital Markets group since 1997. For more information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.


Code #10893-1006BRSUP